Exhibit 10(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 16 to Registration Statement No. 333-72017 of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related consolidated financial statement schedules of Allstate Life Insurance Company and our report dated March 7, 2003 relating to the financial statements of Allstate Life Insurance Company Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company Separate Account A), which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Chicago, Illinois
August 15, 2003

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Exhibit 10(b)

                                  CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 16 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-72017). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
August 19, 2003